                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549






                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 1999


                          COLLATERAL THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


            000-24505                                33-0661290
     (Commission File Number)             (IRS Employer Identification No.)

  11622 El Camino Real, San Diego, CA                   91230
(Address of principal executive offices)             (Zip Code)

                                 (858) 794-3400
              (Registrant's telephone number, including area code)

ITEM 5.  Other Events

         Attached hereto is a press release issued by the registrant on August 12, 1999.


ITEM 7.  Financial and Exhibits.

(C) EXHIBITS.

EXHIBIT NO.                            DESCRIPTION
----------                             -----------
      99.1                             Press Release, dated August 12, 1999




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.

COLLATERAL THERAPEUTICS, INC.


Date:    August 12, 1999      /s/ Christopher J. Reinhard
                              ---------------------------
                                  Christopher J. Reinhard
                                  Chief Operating and Financial Officer
                                  (Principal Financial and Accounting Officer)


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